UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 15, 2006

NATIONWIDE HEALTH PROPERTIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-9028	95-3997619
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

610 Newport Center Drive, Suite 1150, Newport Beach, California 92660-6429

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (949) 718-4400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 15, 2006, the Compensation Committee of the Board of Directors of Nationwide Health Properties, Inc. (the “Company”) approved the grant to Douglas M. Pasquale, the Company’s President and Chief Executive Officer, of 120,967.74 “Restricted Stock Units,” and entered into a Stock Unit Award Agreement with Mr. Pasquale that evidences such grant (the “Stock Unit Award Agreement”). The Restricted Stock Units that become vested will be paid, on a one-for-one basis, in shares of the Company’s common stock. Subject to Mr. Pasquale’s continued employment with the Company, the Restricted Stock Units will generally vest with respect to 50% of the units on the fifth anniversary of the date of grant and with respect to 10% of the Restricted Stock Units each year thereafter so that the Restricted Stock Units will be fully vested on the tenth anniversary of the date of grant. The Restricted Stock Units may vest on an accelerated basis if Mr. Pasquale’s employment terminates under certain circumstances. The Restricted Stock Units will generally be paid as they become vested although Mr. Pasquale may elect to have the units paid on a deferred basis.

The foregoing description is qualified in its entirety by reference to the Stock Unit Award Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

The Board of Directors of the Company approved an amendment and restatement of the Company’s bylaws, effective as of August 18, 2006 (the “Amended and Restated Bylaws”). As described below, the Amended and Restated Bylaws modify Section 1 of Article V and do not modify any other provisions of the Company’s bylaws.

The Amended and Restated Bylaws provide that the officers of the Company shall be elected each year at the first meeting of the Board of Directors after the annual meeting of stockholders; provided, however, that in the event of an uncontested election of directors, the officers of the Company may be elected at the meeting of the Board of Directors first preceding the annual meeting of stockholders. Prior to the effective date of the Amended and Restated Bylaws, the Company’s bylaws provided that the officers shall be elected at the first meeting of the Board of Directors after each annual meeting of stockholders.

The Amended and Restated Bylaws also provide that Vice Presidents and officers of lesser rank, but not the Treasurer or Secretary, may be elected by the President and Chief Executive Officer.

The foregoing description is qualified in its entirety by reference to the Amended and Restated Bylaws, which are attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Nationwide Health Properties, Inc., effective as of August 18, 2006.

10.1	Stock Unit Award Agreement, dated August 15, 2006, between Nationwide Health Properties, Inc. and Douglas M. Pasquale.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONWIDE HEALTH PROPERTIES, INC.

Date: August 21, 2006	By:	/s/ Abdo H. Khoury
		Name:	Abdo H. Khoury
		Title:	Senior Vice President and Chief Financial and Portfolio Officer